Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                         11/17/97


        Blended Coupon                               5.53142%



        Excess Protection Level
          3 Month Average   4.98%
            January, 1997   4.01%
            December, 1996   5.59%
            November, 1996   5.33%


        Cash Yield                                  17.09%


        Investor Charge Offs                         4.81%


        Base Rate                                    8.27%


        Over 35 Day Delinquency                      4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $ 23,234,782,634.76


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,245,155,116.27